UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2017, MoneyGram International, Inc. (the “Company”) and Pamela H. Patsley, Executive Chairman of the Company’s board of directors (the “Board”), entered into an amendment (the “Amendment”) to the Employment Agreement, dated July 30, 2015, by and between the Company and Ms. Patsley (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 31, 2015). Pursuant to the Amendment, Ms. Patsley’s term as Executive Chairman of the Board has been extended until February 2, 2018.

Also on December 28, 2017, Ms. Patsley announced that she will retire as Executive Chairman of the Board, effective February 2, 2018. Ms. Patsley has served as Chairman or Executive Chairman of the Board since 2009. Her decision to retire did not involve any disagreement with the Company, the Company’s management or the Board. On December 28, 2017, the Board announced that it has appointed W. Alexander Holmes as Chairman of the Board, effective February 2, 2018. Mr. Holmes has served as a member of the Board since 2015 and as the Company’s Chief Executive Officer since 2016.

The foregoing description of the Amendment is a summary, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 28, 2017, the Company issued a press release announcing Ms. Patsley’s retirement and Mr. Holmes’s election as Chairman of the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement, dated as of December 27, 2017, by and between MoneyGram International, Inc. and Pamela H. Patsley.

99.1	Press Release of MoneyGram International, Inc., dated December 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: December 28, 2017